Universal Technical Institute, Inc. Q2 2024 Investor Presentation May 8, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our current reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Factors that might cause such a difference include, but are not limited to, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; our failure to maintain eligibility for or the ability to process federal student financial assistance; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under the Credit Agreement; the effect of our principal stockholder owning a significant percentage of our capital stock, and thus being able to influence certain corporate matters and the potential in the future to gain substantial control over our company; the effect of public health pandemics, epidemics or outbreak, including COVID-19, and other risks that are described from time to time in our filings with the SEC. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Leading Workforce Solutions Education Provider

Addressing Skills Gaps Through **2** In-Demand Industry Segments	**Transportation and Skilled Trades** UNIVERSAL TECHNICAL INSTITUTE	**Healthcare** CONCORDE

33	**35+**	**4 / 5**	**20k+**
Campuses Nationwide	Program Offerings	Grads Employed Within 1 Year[1]	Active Students

Strong Financial Outlook*

(Updated May 8, 2024)

$720-730M

FY2024 Revenue Guidance
FY2025 Projection – Nearly $800M, ~10% growth year over year

$37-41M

FY2024 Net Income Guidance

$102-104M

FY2024 Adj. EBITDA Guidance
FY2025 Projection – ~15% margin, 100+ bps margin expansion over FY2024

[1] On average, across 35+ programs and 33 campuses nationwide. Employment rates may vary significantly by program and by campus. See slides 16 and 18 of this presentation as well as UTI.edu/disclosures and the individual campus pages on Concorde.edu for additional information.

* See slide 14 for additional details.

3

4 High-quality, state-of-the- industry technical and healthcare training facilities supporting successful student outcomes

Compelling Ongoing Investment Thesis

Universal Technical Institute, Inc.

Consistently meeting or exceeding expectations while executing on a repeatable and scalable growth strategy

Leading educational platforms serving critical, in-demand markets with favorable long-term trends

Strong student outcomes[1] and positive regulatory metrics driven by enterprise-wide emphasis on our students

Successful and ongoing transformation efforts supporting optimized operating model and margin expansion

Healthy balance sheet and disciplined capital allocation plan driving continued growth and shareholder value creation

[1] Per recent years' accreditor reporting results. See slides 16 and 18 in this presentation as well as uti.edu/disclosures and the individual campus pages on concorde.edu for additional information.

5

Diversified Platform of In-Demand Programs

Universal Technical Institute

Example Programs

- Auto/Diesel/Motorcycle/Marine Technician
- Welding
- Energy Technology and Wind Power
- Aviation Maintenance, Airframe and Powerplant
- Robotics and Automation





- Estimated FY 2024 Revenue = $490M
- ~15k Students
- 15+ programs across Transportation, Energy, & Skilled Trades
- 16 Campuses in 9 States
- In-person and Hybrid/Blended formats

Concorde

Example Programs

- Dental Hygienist/Assistant
- Medical Assistant
- Practical/Vocational/Registered Nursing
- Healthcare Administration
- Respiratory Therapy





- Estimated FY 2024 Revenue = $235M
- ~8k Students
- 20+ programs in Dental, Allied Health, Nursing, Patient Care and Diagnostics
- 17 Campuses in 8 States
- In-person, Hybrid/Blended, and Fully Online formats

Note: See appendix for more details by segment

6

7 Acquisitions and Program Expansions MIAT (Closed FY22), Concorde (Closed FY23) Marketing and Admissions Optimization Increased high school and local emphasis New Programs and Curriculum Multiple program expansions, MSATs, On-Base Military Programs, Electric Vehicle Curriculum Real Estate Rationalization $15M+ run-rate EBITDA benefit Blended Learning Acceleration and enhancement New Campuses Bloomfield, NJ 2018; Austin, TX 2022; Miramar, FL 2022 Continuing a Multi-Year Transformation Journey $317.0 $331.5 $300.8 $335.1 $418.8 $607.4 $725.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2018 2019 2020 2021 2022 2023 2024 Net Income ($33M) Adj EBITDA ($6M) Net Income $39M Adj EBITDA $103M Note: FY24 figures align to midpoints of relevant Company guidance ranges; For detailed reconciliations of Non-GAAP measures see the Appendix

8 Delivering on Expectations and Creating Shareholder Value Share Price: ~$3.00 Market Cap: ~$70M Share Price: $16.50+ Market Cap: ~$900M Note: Analyst Consensus, Share Price, and Market Capitalization figures as of market close 5/7/2024 Revenue ($M) FY'21 FY'22 FY'23 FY'24E Early Estimate - - - $700+ Original Guidance (mid) $340 $412 $603 $710 Revised Guidance (mid) - $414 $603 $725 Analyst Consensus $338 $409 $597 $716 Actual $335 $415 $607 Adj. EBITDA* ($M) FY'21 FY'22 FY'23 FY'24E Early Estimate - - - ~$100 Original Guidance (mid) $33 $53 $60 $100 Revised Guidance (mid) - $54 $63 $103 Analyst Consensus $33 $52 $60 $102 Actual $34 $56** $64 *For detailed reconciliations of Non-GAAP measures see the Appendix **As-reported FY22 Adj EBITDA. Accounting for stock-based compensation, the revised FY22 Adj EBITDA was $60M as shown elsewhere in this presentation

9 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 2- 20 32 ANNUAL JOB OPENINGS 2022-2032 In-Demand Offerings Across Transportation, Skilled Trades, and Healthcare 50% Nursing Dental Hygienists & Assistants Physical and Occupational Therapy Assistants Healthcare Administration Medical Assistants Ex am pl e C on co rd e H ea lth ca re P ro gr am s Ex am pl e U TI T ra ns po rta tio n, En er gy , & Sk ille d Tr ad e Pr og ra m s Wind Turbine Service Technicians Aircraft Mechanics & Technicians Welding HVACR Mechanics & Installers Auto Body Repairers Auto/Diesel Technicians Note: Projections as per the Occupational Outlook Handbook published by the U.S. Bureau of Labor Statistics www.bls.gov, September 2023. Job openings include those due to net employment changes and net replacements.

Healthcare Platform & Program Expansions Accelerating Growth and Diversification

Diversified Revenue Mix

UTI | UTI + Concorde


$419M
$725M
Transportation
Skilled Trades
B2B
Healthcare

FY2022 | FY2024 Outlook

Expanded Student Demographics

UTI | UTI + Concorde


14,380
26,000
Male
Female

FY2022 | FY2024 Outlook

Note: FY24 outlook aligns to midpoint of Company's guidance

Healthcare Value Proposition

Overall employment in healthcare occupations is expected to result in almost 2 million new jobs annually from 2022-2032[1], driven by an aging workforce and an increasing demand for healthcare services

Healthcare support occupations are projected to grow the fastest of all occupational groups, at 15.4% from 2022 to 2032[2]

Demand is much greater for all healthcare occupations than the number of people available to fill the positions[3]

[1] U.S. Bureau of Labor Statistics "Occupational Outlook Handbook" September 6, 2023
[2] U.S. Bureau of Labor Statistics "Employment Projections: 2022-2032 Summary" September 6, 2023
[3] "Demand is high for healthcare workers while labor numbers stagnate" Healthcare Finance, May 12, 2021

10

Maximizing Program Expansion Opportunities

Leveraging recent acquisitions and optimized real estate footprint to drive growth through new program offerings within existing campuses.



UTI Campuses
Concorde Campuses
UTI & Concorde Campuses

UTI Program Expansions ★	
Programs & Locations	
Aviation	• Long Beach, CA
• Avondale, AZ	• Miramar, FL
HVACR	
• Austin, TX	• Long Beach, CA
• Avondale, AZ	• Mooresville, NC
• Bloomfield, NJ*	• Sacramento, CA*
Industrial Maintenance	• Lisle, IL • Rancho Cucamonga, CA
Robotics & Automation	• Lisle, IL • Mooresville, NC
Exton, PA	• Rancho Cucamonga, CA
Welding	• Sacramento, CA
Wind Power	• Lisle, IL • Rancho Cucamonga, CA

Concorde Program Expansions ★	
Programs & Locations	
Cardiovascular Sonography	• San Bernadino, CA
• Orlando, FL	• San Diego, CA
Dental Hygiene	• Miramar, FL
• Jacksonville, FL	• Portland, OR
Diagnostic Medical Sonography	• Orlando, FL
Respiratory Therapy	• Online Option
Short Programs	
Phlebotomy & Sterile Processing Technician	
• Aurora, CO*	• Miramar, FL
• Dallas, TX*	• North Hollywood, CA*
• Garden Grove, CA*	• Orlando, FL
• Grand Prarie, TX	• Portland, OR*
• Jacksonville, FL	• San Antonio, TX*
• Kansas City, MO	• Southaven, MS**
• Memphis, TN	• Tampa, FL

* Program not yet open at this location; some still pending regulatory approvals
** Phlebotomy only, no Sterile Processing program at this location

11

$725M FY 2024 FY 2025+ Strategic Initiative “Playbook” Provides Opportunities for Continued Accelerated Growth 12 Acquisitions Strategic and disciplined opportunities New Campus Additions Leverage blended learning and refined program mix formats to expand geographic footprint Program Expansions Acquired MIAT and Concorde programs provide more expansion opportunities New Program Offerings Acquisitions and new program development efforts provide future opportunities Optimized for Growth and Scale Investments in centralized functions, systems and processes provide platform for continued scaling of the business Organic Growth + Future Incremental Opportunities1 Note: FY24 revenue outlook aligns to midpoint of Company’s guidance 1 Represents yet-to-be-determined future potential growth opportunities. No definitive plans have been announced at this time.

13 Business Outlook Fiscal 2024 Guidance

14 Fiscal 2024 Guidance* $ millions except EPS 1 Beginning in FY23, Net Income and EPS impacted by a significant effective tax rate increase due to the valuation allowance reversal in FY2022, increased interest expense, and higher D&A 2 Beginning in FY23 Adj EBITDA excludes stock-based compensation; prior years updated for comparison * Raised guidance May 8, 2024 Note: for detailed reconciliations of Non-GAAP measures see the Appendix

15 Appendix

Universal Technical Institute Division Overview

A leading provider of transportation, energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams.

Summary Statistics	
Founded	1965
Revenue[1]	$429M
Operating Inc.[1] (Margin)	$56M (13.0%)
Adj. EBITDA[1] (Margin)	$85M (19.7%)
Locations	16 Campuses in 9 States

Key Metrics	
Enrollment	~15K Students
Cohort Default Rate[2]	0%
90/10 Ratio[2]	~64%
Graduation Rate[3]	~65%
Employment Rate[3]	~80%


UNIVERSAL
TECHNICAL
INSTITUTE

Business Overview

- 15+ programs for in-demand fields across transportation and skilled trades
- Program Mix (2023 Revenue):
  - Auto/Diesel 73%, Other Transportation 12%, Welding 8%, Other Skilled Trades 3%, and Industry Training 4%
- Current expansion plans for 18 programs[4] into existing campuses beginning FY23 including Aviation, Wind Energy, Robotics, HVACR, Welding, and Industrial Maintenance. More may follow.

Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/23 was 1.6.

Mission Statement

To serve our students, partners, and communities by providing quality education and support services for in-demand careers.

[1] As of September 30, 2023.
[2] Based on most recent reporting periods. Ratios represent averages across UTI's 4 OPEIDs, though individual program results may vary significantly from the mean. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020, through September 30, 2023. This has significantly decreased the default rates starting with the 2019 Cohort and resulted in 0% for the 2020 Cohort.
[3] Aggregated rates based on reporting in the ACCSC 2023 annual reports. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See UTI.edu/disclosures for further information.
[4] Some still pending regulatory approval

Note: for detailed reconciliations of Non-GAAP measures see the Appendix

16

UTI Division Programs by Location

	Austin, Texas	Avondale, Arizona[1]	Bloomfield, New Jersey	Canton, Michigan	Dallas, Texas	Exton, Pennsylvania	Houston, Texas[2]	Lisle, Illinois	Long Beach, California	Miramar, Florida	Mooresville, North Carolina	Orlando, Florida[3]	Rancho Cucamonga, California	Sacramento, California
Transportation														
Airframe & Powerplant		✓		✓			✓		✓	✓				
Automotive	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Collision							✓		✓					
Diesel	✓	✓	✓		✓	✓	✓	✓	✓	✓		✓	✓	✓
Marine												✓		
Motorcycle		✓										✓		
MSAT		✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
NASCAR Tech											✓			
Energy														
Energy Technology				✓			✓							
Wind Power				✓			✓	✓					✓	
Skilled Trades														
CNC Machining											✓			
HVACR	✓	✓	✓	✓			✓		✓		✓			✓
Industrial Maintenance				✓			✓	✓					✓	
Non-Destrictive Testing							✓							
Robotics & Automation				✓		✓	✓	✓			✓		✓	
Welding	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓

MSAT = Manufacturer-Specific Advanced Training (offerings vary by location)

Note some programs above have been announced but are not not yet open at all locations shown

[1] UTI Avondale and Motorcycle Mechanics Institute Phoenix
[2] UTI Houston and MIAT Houston
[3] UTI Orlando and Orlando Motorcycle & Marine Mechanics Institutes

17

18 Business Overview • 20+ programs for in-demand healthcare professional degrees and certifications • Program Mix (2023 Revenue): – Dental 29%, Allied Health 26%, Patient Care 21%, Nursing 17%, and Diagnostic 8% • Expanding new programs into existing campuses in Fiscal 2024 including Dental Hygiene, Cardiovascular Sonography, & Diagnostic Medical Sonography, in addition to launching select online programs. Healthcare education provider focused on preparing America’s next generation of healthcare professionals for rewarding careers in areas such as dental, patient care, nursing and allied health. 1 As of September 30, 2023, for the 10-month post-acquisition period of 12/1/22-09/30/23 2 Based on most recent reporting periods and represent approximate averages across Concorde’s 12 OPEIDs, though individual program results may vary significantly from the mean. 90/10 Title IV metric ranges from 63% to 86%. Note that due to the COVID-19 pandemic, ED paused all loan payments from March 13, 2020, through September 30, 2023. This has significantly decreased the default rates starting with the 2019 Cohort and resulted in 0% for the 2020 Cohort. 3 Aggregated rates for the 14 campuses accredited by ACCSC based on reporting in the ACCSC 2023 annual reports and excludes the two campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually. The ACCSC reports exclude graduates from the employment rate calculation who were not available for employment because of continuing education, military service, health, incarceration, death or international student status. See disclosures on the individual campus pages on Concorde.edu for additional information. Mission Statement To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support. . Summary Statistics Founded 1968 Revenue1 $178M Operating Inc.1 (Margin) $11M (5.9%) Adj. EBITDA1 (Margin) $16M (9.1%) Locations 17 Campuses in 8 States Key Metrics Enrollment ~8K Students Cohort Default Rate2 0% 90/10 Ratio2 ~72% Graduation Rate3 ~71% Employment Rate3 ~86% Concorde Career Colleges Division Overview Composite Score: Calculated and reported only at an enterprise level. Reported score for FYE 9/30/23 was 1.6. Note: for detailed reconciliations of Non-GAAP measures see the Appendix

Concorde Programs by Location

	Aurora, Colorado	Dallas, Texas	Garden Grove, California	Grand Prarie, Texas	Jacksonville, Florida	Kansas City, Missouri	Memphis, Tennessee	Miramar, Florida	North Hollywood, California	Orlando, Florida	Portland, Oregon	San Antonio, Texas	San Bernadino, California	San Diego, California	Southaven, Mississippi	Tampa, Florida	Online
Nursing																	
Nursing (BS)	✓					✓											
Nursing Practice (AS/AAS)							✓										
Practical / Vocational Nursing (Diploma)	✓	✓	✓	✓	✓	✓			✓		✓		✓	✓			
RN to BSN																	✓
Dental																	
Dental Assisting (AS/AAS)																	✓
Dental Assisting (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Dental Hygiene (AS/AAS)	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic																	
Cardiovascular Sonography (AS/AAS)	✓	✓			✓	✓	✓	✓		✓	✓	✓	✓	✓		✓	
Diagnostic Medical Sonography (AS/AAS)	✓	✓			✓	✓	✓	✓		✓	✓	✓		✓		✓	
Neurodiagnostic Technology (AS/AAS)				✓			✓						✓				
Polysomnographic Technology (Diploma)				✓			✓				✓		✓				
Radiologic Technology (AS/AAS)	✓						✓										
Patient Care																	
Massage Therapy (Diploma)							✓								✓		
Occupational Therapy Assistant (AS/AAS)							✓	✓									
Physical Therapist Assistant (AS/AAS)	✓	✓	✓		✓	✓	✓	✓	✓			✓		✓			
Respiratory Therapy (AS/AAS)	✓	✓	✓		✓	✓	✓	✓	✓		✓	✓	✓			✓	✓
Surgical Technology (AS/AAS)	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	
Allied Health																	
Dental Hygiene (BS)																	✓
Healthcare Administration (BS)																	✓
Medical Assistant (Diploma)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Medical Assisting (AS/AAS)																	✓
Medical Office Administration (Diploma)	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓		✓	
Medical Office Professional (AS/AAS)																	✓
Medical Office Professional (Diploma)							✓								✓		
Pharmacy Technician (AS/AAS)																	✓
Pharmacy Technician (Diploma)			✓				✓	✓		✓						✓	
Phlebotomy Technicial (Diploma)				✓	✓	✓	✓	✓		✓					✓	✓	
Sterile Processing Technician (Diploma)				✓	✓	✓	✓	✓		✓						✓	

Note some programs above have been announced but are not not yet open

Kansas City location includes both a main campus and a smaller satellite campus

19

20 Illustrative Organic Growth Opportunities ($5) $0 $5 $10 $15 $20 $25 Year 0/1 Year 2 Year 3 Year 4 Year 5 New Campus (UTI) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Year 0/1 Year 2 Year 3 Year 4 Year 5 HVACR Program (UTI) ($1) $0 $1 $2 $3 $4 $5 Year 0/1 Year 2 Year 3 Year 4 Year 5 Dental Hygiene (Concorde) Note: Financial projections based on management’s current beliefs, expectations and assumptions about future events, conditions and results; Representative figures include startup expenses and are not fully burdened (i.e. exclude allocated corporate and marketing costs and working capital considerations) Growth strategy expected to include additional program expansions and new campuses. Below examples for directional guidance on financial impact. New Campus HVACR Program Dental Hygiene Program UTI Division UTI Division Concorde Division CapEx Requirement ~$15M ~$0.6M ~$2.3M IRR (10-year) 40%+ 70%+ 30%+ Sq Footage Requirement 105,000 ft2 4,000 ft2 7,500 ft2 Avg Students 750-1,000 ~80 ~70

21 Industry Partnerships That Deliver Value UTI’s relationships with more than 35 leading brands, and other industry and employer partners for both UTI and Concorde, provide unique value propositions and competitive differentiation for our schools and students.

22 • June 2016: Coliseum Holdings purchased 700,000* shares of Series A Convertible Preferred Stock for $70 million – Initial 700,000 shares were convertible into 21,021,021 shares of common stock (~30:1) – Subject to NYSE voting and conversion caps, and certain education regulatory approval limitations • February 2020: Stockholders approved removal of NYSE voting and conversion caps • September 2020: Coliseum distributed all 700,000 shares to affiliates (incl. Coliseum entities) and non-affiliates – Affiliates received 24.9% (from 39.2%) of outstanding shares on an as-converted basis > Education regulatory limitation remains; voting and conversion cap of 9.99% of outstanding shares – Non-Affiliates received remaining 14.3% of outstanding shares on an as-converted basis; no voting or conversion caps on an individual basis Background Dividends • 7.5% annual dividend: ~$5.1 million was paid in cash in semi-annual installments on March 31 and September 30 • By Preferred Holders: Convertible to common at any time at the option of the holder, subject to any caps – Coliseum & Affiliates subject to education regulatory approval cap of 9.99%, must request removal by UTI • By UTI**: When the daily VWAP of UTI common stock is ≥$8.33 for 20 consecutive trading days (excluding trading windows closed to insiders), UTI may require conversion of any/all outstanding preferred stock into common, subject to removal of any capsConversion Terms History of Preferred Stock All remaining preferred shares outstanding converted to common on 12/18/2023 * As of September 30,2023, preferred shares outstanding totaled 675,885 following conversion by one of the preferred holders in June 2022 Note: Above is intended as a summary only and is subject in its entirety to the actual terms contained in our filings with the SEC. Additional details may be found in the Company’s public filings including its 10-Ks, 8-Ks, proxy statements and the 2016 Certificate of Designations ** On December 18, 2023, the company satisfied the conditions necessary to allow it to convert all remaining Series A preferred shares into common shares. Immediately preceding the conversion, the Company repurchased ~33k preferred shares. Total outstanding common shares increased by ~19.3 million as a result of the conversion.

23 Non-GAAP Information

24 Use of Non-GAAP Financial Information In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. The Company defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization, adjusted for stock-based compensation expense and items not considered normal recurring operations. The Company defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered normal recurring operations. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that the adjustment of these items supplements the GAAP information with a measure that can be used to assess the sustainability of our operating performance. • One-time costs associated with new campus openings: During fiscal 2022, we opened new campus locations in Austin, Texas and Miramar, Florida. We continued to incur one-time costs during fiscal 2023 for the campus opening as we completed the build-out of the remaining programs in the new facilities. We disclose any campus adjustments as direct costs (net of any corporate allocations). Outfitting a new campus requires significant facility improvements and modifications, and the purchase of technical equipment and training aids necessary for teaching our programs, the combination of which requires a significant investment by the Company which would not be considered part of normal recurring operations. • Restructuring charges: In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT Houston campus, acquired in November 2021, will begin operating under the UTI brand and implement a phased teach-out agreement starting in May 2024. Both facilities will remain in use post-consolidation. • Costs related to the purchase of our campuses: We lease the majority of our campus locations. Over the past three years due to shifts within the real estate environment, we have been presented with the opportunity to purchase three of our campus locations. These purchases are significant capital expenditures and not considered part of normal recurring operations. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission (“SEC”). Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

Adjusted EBITDA Reconciliation
($ in thousands)

	Guidance Midpoint Fiscal 2024	Actual Fiscal 2023	Actual Fiscal 2022
Net income, as reported	~$39,000	$12,322	$25,848
Interest expense (income), net	~3,500	3,795	1,495
Income tax expense (benefit)	~15,900	5,765	(5,407)
Depreciation and amortization	~30,500	25,215	16,884
EBITDA	~$88,900	$47,097	$38,820
Stock-based compensation expense[1]	~7,400	3,848	4,337
Acquisition-related costs[2]	–	2,374	4,239
Integration-related costs for completed acquisitions[3]	~6,100	8,585	1,691
One-time costs associated with new campus openings[4]	–	2,341	9,177
Restructuring costs[5]	~600	–	–
Intangible asset impairment[6]	–	–	2,000
Facility lease accounting adjustments[7]	–	–	(64)
Adjusted EBITDA, non-GAAP	~$103,000	$64,245	$60,200
FY2024 Guidance Range	$102,000-$104,000		

1. Beginning in FY2023 UTI includes stock-based compensation in its non-GAAP add-backs to EBITDA; FY2022 has been restated above for comparison
2. Costs related to both announced and potential acquisition targets.
3. Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Integration-related costs for completed acquisitions." In prior quarters, these costs were presented in a line labeled "Start-up costs for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.
4. The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.
5. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 and completing in early fiscal 2025
6. During the fourth quarter of 2022, we completed a branding study and determined that the carrying value of the MIAT trademarks and trade name exceeded its fair value and recorded an intangible asset impairment charge of $2.0 million during the year ended September 30, 2022.
7. Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.

Notes: The acquisition of MIAT closed on November 1, 2021, and Concorde closed on December 1, 2022, impacting comparability across periods;
Expected adjustments outlined for FY 2024 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown

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Adjusted Free Cash Flow Reconciliation
($ in thousands)

	Guidance Midpoint Fiscal 2024	Actual Fiscal 2023	Actual Fiscal 2022
Cash flow provided by operating activities, as reported	~$84,900	$49,148	$46,031
Purchase of property and equipment	~(30,500)	(56,685)	(79,450)
Free cash flow, non-GAAP	~54,400	($7,537)	($33,419)
Adjustments			
Cash outflow to purchase campuses[1]	–	26,156	28,680
Cash outflow for acquisition-related costs[2]	–	2,347	3,923
Cash outflow for integration-related costs for completed acquisitions[3]	~6,100	7,768	1,436
Cash outflow for integration-related PP&E[3]	~2,500	10,530	–
Cash outflow for one-time costs associated with new campus openings[4]	–	2,341	5,136
Cash outflow for PP&E associated with new campus openings[4]	–	7,484	28,579
Cash outflow for restructuring costs and PP&E[5]	~1,000	–	–
Cash outflow for severance payments due to CEO transition[6]	–	–	32
Cash outflow for facility lease accounting adjustments[7]	–	–	575
Adjusted Free Cash Flow, non-GAAP	~$64,000	$49,089	$34,942
FY2024 Guidance Range	$62,000-$66,000		

1. In February 2022 we purchased our Lisle, IL campus, and in March 2023 we purchased the three primary buildings and related land at our Orlando, FL campus.
2. Costs related to both announced and potential acquisition targets.
3. Costs related to integrating the MIAT programs at the UTI campuses and launching Concorde programs that were previously approved by regulatory bodies prior to the acquisition are presented in "Cash outflow for integration-related costs for completed acquisition" and "Cash outflow for integration-related property and equipment." In prior quarters, these costs were presented in a line labeled "Cash outflow for start-up costs for new campuses and program expansion" and "Cash outflow for property and equipment for new campuses and program expansion." As the nature of the spend and activity are more aligned to integration, we have updated our presentation and recast the prior year for comparability.
4. The Austin, TX and Miramar, FL campuses opened during FY2022. The adjustment reflects one-time opening costs incurred for both campuses.
5. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 and completing in early fiscal 2025
6. Adjustments reflect the cash paid in accordance with previous CEO Kimberly J. McWaters's Retirement Agreement and Release of Claims, dated October 31, 2019.
7. Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.

Note: Expected adjustments outlined for FY 2024 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown

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